EXHIBIT 32.1


                                  CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2004 (the "Report") by Kiwa Bio-Tech Products Group Corporation ("Registrant"), the undersigned hereby certifies that:

1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                                /S/ WEI LI
DATE:  AUGUST 20, 2004                     BY:  ---------------------------
                                                WEI LI
                                                CHIEF EXECUTIVE OFFICER


                                                /S/ LIAN-JUN LUO
DATE:  AUGUST 20, 2004                     BY:  ---------------------------
                                                LIAN-JUN LUO
                                                CHIEF FINANCIAL OFFICER